UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.      )

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Spring Valley Acquisition Corp.
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August 16, 2021

AeroFarms Provides Business Update

World leader in indoor vertical farming continues to innovate and execute its expansion plans

NEWARK, N.J.--(BUSINESS WIRE)--AeroFarms, a Certified B Corporation and leader in indoor vertical farming, today provided the following business update from Co-Founder and Chief Executive Officer, David Rosenberg.

Dear AeroFarms Stakeholders:

As we approach the close of our business combination with Spring Valley Acquisition Corp. and public listing on the Nasdaq exchange, I am pleased and proud to share that our business is progressing as planned on all fronts and we are well positioned to scale our business globally as the world leader in indoor vertical farming.

Since announcing our go public transaction with Spring Valley in March, we have executed the business with precision and announced exciting developments in new farm development, retail expansion, production expansion and R&D. Our expansion plans kicked off in April with the groundbreaking of our Danville, VA facility and our recently announced partnerships further validate and demonstrate our technological innovation and industry leadership.

Outlined below is an overview of our recent progress with links provided to relevant press releases that can be referenced for additional information:

•	Multi-year research agreement with Cargill aimed at improving cocoa bean yields and developing more climate-resilient farming practices.

•	Farm expansion to the Midwest region as part of a project with World Wildlife Fund (WWF) and the St. Louis Controlled Environment Agriculture Coalition (STLCEA) to demonstrate innovative strategies to minimize the environmental footprint of indoor agriculture.

•	Groundbreaking multi-year partnership with Nokia Bell Labs to combine our expertise and expand our joint capabilities in cutting-edge networking, autonomous systems, and integrated machine vision and machine learning technologies to identify and track plant interactions at the most advanced levels.

•	Expansion of our line of leafy greens to include 5 new items: Baby Bok Choy-The New SpinachTM, Micro Arugula, Micro Broccoli, Micro Kale, and Micro Rainbow Mix.

•	Commenced construction on our AgX Research Center in Abu Dhabi, UAE focused on the latest developments for indoor vertical farming, innovation, and AgTech.

•	Expanded our retail presence in the Northeast with current long-time customers – Whole Foods, FreshDirect, and Amazon Fresh, – and in the Mid-Atlantic region with Walmart. AeroFarms is also working with Baldor Specialty Foods for further foodservice distribution.

•	Launched a new brand identity for AeroFarms and the rebranding of our Dream Greens® retail brand to AeroFarms®, uniting its mission and activities under one fresh, powerful identify that celebrates its leadership for indoor vertical farming and a brighter future for all.

•	Broke ground on the world’s largest and most technologically advanced aeroponic indoor vertical farm in Danville-Pittsylvania County, Virginia.

•	Entered into a multi-year partnership with Hortifrut to jointly research and develop blueberry and caneberry production in fully-controlled indoor environments and vertical farms.

•	Year-to-date 2021 (January through July) yields at our Newark, New Jersey commercial farm are up 8% vs. full year 2020 yields, and are 99% of the long-term yield target of our Danville, Virginia farm.

These accomplishments reflect the passion and entrepreneurial spirit of our team, as well as our global leadership in indoor vertical farming and Controlled Environment Agriculture (CEA).

Behind the scenes, we have continued to demonstrate our technology-driven competitive advantages and operational expertise with improved plant outputs and farm economics, driving increased yields while optimizing taste, texture, shelf life, nutrition, consistency and color. Our team prioritizes continuous improvement in overall operating efficiency and driving farm unit-level economics based on current farm performance and improvements enabled by continuing development of technology.

Supporting these efforts is our world-class team. We’ve added new individuals that bring a breadth and depth of experience from successful multi-national blue-chip companies that further strengthen our operational capabilities and readiness to scale our business and technology globally. There continues to be high interest in joining the AeroFarms team and in a world where it is hard to hire, AeroFarms continues to attract, hire and retain great talent.

It’s an exciting time at AeroFarms and I couldn’t be more confident in our ability to execute our growth strategy and deliver on our mission to grow the best plants possible for the betterment of humanity.

Thank you for your continued support. We look forward to keeping you apprised of our continued progress as we enter into the public markets and scale our business globally.

Sincerely,

David Rosenberg
Co-Founder & Chief Executive Officer

About AeroFarms

Since 2004, AeroFarms has been leading the way for indoor vertical farming and championing transformational innovation for agriculture. On a mission to grow the best plants possible for the betterment of humanity, AeroFarms is a Certified B Corporation with global headquarters in Newark, New Jersey. Named one of the World’s Most Innovative Companies by Fast Company two years in a row and one of TIME’s Best Inventions in Food, AeroFarms patented, award-winning indoor vertical farming technology provides the perfect conditions for healthy plants to thrive, taking agriculture to a new level of precision, food safety, and productivity while using up to 95% less water and no pesticides ever versus traditional field farming. AeroFarms enables local production to safely grow all year round, using vertical farming for elevated flavor. In addition, through its proprietary growing technology platform, AeroFarms has grown over 550 varieties and has developed multi-year strategic partnerships ranging from government to major Fortune 500 companies to help uniquely solve agriculture supply chain needs. For additional information, visit: https://aerofarms.com/.

On March 26, 2021, AeroFarms announced a definitive business combination agreement with Spring Valley Acquisition Corp. (Nasdaq: SV). Upon the closing of the business combination, AeroFarms will become publicly traded on Nasdaq under the new ticker symbol "ARFM". Additional information about the transaction can be viewed here: https://aerofarms.com/investors/

No Offer or Solicitation

This press release does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Spring Valley and AeroFarms or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Securities Exchange Act of 1934, as amended, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “might,” “will,” “estimate,” “continue,” “contemplate,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding Spring Valley’s proposed acquisition of AeroFarms and the Special Meeting are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of AeroFarms and Spring Valley and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AeroFarms and Spring Valley. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the shareholders of Spring Valley or AeroFarms is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks related to the expansion of AeroFarms’ business and the timing of expected business milestones; the effects of competition on AeroFarms’ business; the ability of Spring Valley or AeroFarms to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future, and those factors discussed in Spring Valley’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q, final prospectus dated November 23, 2020 and definitive proxy statement/prospectus dated July 26, 2021 under the heading “Risk Factors,” and other documents Spring Valley has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spring Valley nor AeroFarms presently know, or that Spring Valley nor AeroFarms currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spring Valley’s and AeroFarms’ expectations, plans, or forecasts of future events and views as of the date of this press release. Spring Valley and AeroFarms anticipate that subsequent events and developments will cause Spring Valley’s and AeroFarms’ assessments to change. However, while Spring Valley and AeroFarms may elect to update these forward-looking statements at some point in the future, Spring Valley and AeroFarms specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s and AeroFarms’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

AeroFarms Contacts
Investor Relations:
Jeff Sonnek
ICR
Jeff.Sonnek@icrinc.com
1-646-277-1263

Media Relations:
Marc Oshima
AeroFarms
MarcOshima@AeroFarms.com
1-917-673-4602

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Important Information and Where to Find It

Spring Valley filed the definitive proxy statement/prospectus with the U.S. Securities and Exchange Commission (“SEC”) in connection with the proposed Business Combination. The definitive proxy statement/prospectus has been sent to all Spring Valley shareholders and Spring Valley and AeroFarms will also file other documents regarding the proposed business combination with the SEC. Spring Valley shareholders and other interested parties are urged to read the definitive proxy statement/prospectus and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Spring Valley, AeroFarms and the proposed transactions. Spring Valley shareholders and other interested parties may obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by Spring Valley through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Spring Valley Acquisition Corp., 2100 McKinney Ave, Suite 1675, Dallas, TX 75201 or (214) 308-5230.

Participants in the Solicitation

Spring Valley and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions. Information about the directors and executive officers of Spring Valley is set forth in its definitive proxy statement/prospectus (Registration Number 333-255978), initially filed with the SEC on May 10, 2021. Additional information regarding the participants in the definitive proxy statement/prospectus solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Spring Valley shareholders and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Spring Valley’s ability to enter into definitive agreements or consummate a transaction with AeroFarms; Spring Valley’s ability to obtain the financing necessary consummate the proposed transactions; and the expected timing of completion of the proposed transactions. These statements are based on various assumptions and on the current expectations of Spring Valley’s and AeroFarms’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Spring Valley and AeroFarms. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the proposed transactions or to satisfy the other conditions to the closing of the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Spring Valley shareholders for the proposed transactions is not obtained; failure to realize the anticipated benefits of the proposed transactions, including as a result of a delay in consummating the proposed transaction or difficulty in, or costs associated with, integrating the businesses of Spring Valley and AeroFarms; the amount of redemption requests made by the Spring Valley shareholders; the occurrence of events that may give rise to a right of one or both of Spring Valley and AeroFarms to terminate the Merger Agreement; risks related to the rollout of AeroFarms’ business and the timing of expected business milestones; the effects of competition on AeroFarms’ business; and those factors discussed in Spring Valley’s registration statement on Form S-4 (Registration Number 333-255978), initially filed with the SEC on May 10, 2021, under the heading “Risk Factors,” and other documents of Spring Valley filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Spring Valley nor AeroFarms presently know or that Spring Valley and AeroFarms currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Spring Valley’s and AeroFarms’ expectations, plans or forecasts of future events and views as of the date of this communication. Spring Valley and AeroFarms anticipate that subsequent events and developments will cause their assessments to change. However, while Spring Valley and AeroFarms may elect to update these forward-looking statements at some point in the future, Spring Valley and AeroFarms specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Spring Valley’s or AeroFarms’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

AeroFarms Contacts:
Investor Relations:
Jeff Sonnek
ICR
Jeff.Sonnek@icrinc.com
1-646-277-1263

Media Relations:
Marc Oshima
AeroFarms
MarcOshima@AeroFarms.com
1-917-673-4602